Exhibit 99.2
RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made and entered into effective April 27, 2005, by and between OS RESTAURANT SERVICES, INC., a Delaware corporation (“OSRS”), OUTBACK STEAKHOUSE, INC., a Delaware corporation (the “Company”), and A. William Allen, III, SSN  (“Grantee”), under the following circumstances:

WHEREAS, OSRS is an affiliate of the Company; and

WHEREAS, Grantee is employed by OSRS or its affiliate in the position of Chief Executive Officer and, as a matter of separate inducement and agreement in connection with Grantee's employment, and not in lieu of any salary or other compensation for Grantee’s services, OSRS and the Company desire to enter into this Agreement with Grantee; and

WHEREAS, OSRS and the Company consider it to be in their best interests to provide Grantee an inducement to acquire an ownership interest in the Company and thereby an additional incentive to advance the interests of the Company and OSRS;

NOW, THEREFORE, intending to be legally bound, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1. Grant.

On the effective date hereof the Company hereby grants to Grantee Three Hundred Thousand (300,000) shares of the Company’s Common Stock, $0.01 par value (the “Restricted Stock”).

The Restricted Stock has been granted pursuant to the Outback Steakhouse, Inc. Amended and Restated Stock Plan (the “Plan”) and is subject to all provisions of the Plan, which are hereby incorporated herein by reference, and to the following provisions of this Agreement (capitalized terms not defined herein are used as defined in the Plan):

Section 2. Vesting. The Restricted Stock will vest as follows:

On December 31, 2009 (the “First Vesting Date”) 90,000 shares of Restricted Stock shall vest; provided however if on the First Vesting Date the market capitalization of the Company exceeds $6,060,000,000, an additional 30,000 shares of Restricted Stock shall vest;

On December 31, 2011 (the “Second Vesting Date”) 90,000 shares of Restricted Stock shall vest; provided however if on the Second Vesting Date the market capitalization of the Company exceeds $8,060,000,000, an additional 30,000 shares of Restricted Stock shall vest; and

On December 31, 2014 (the “Final Vesting Date”) all remaining shares of Restricted Stock granted herein shall vest.

Section 3. Purchase Price. The purchase price of the Restricted Stock is Zero Dollars ($0.00) per share. The Restricted Stock will be issued in uncertificated form. The Restricted Stock will be recorded in the name of the Grantee in the books and records of the Company’s transfer agent. Upon vesting and Grantee’s compliance with Section 8 hereof, the Company shall cause certificates for the Restricted Stock to be issued to Grantee.

Section 4. Transferability. The Restricted Stock cannot be transferred or encumbered in any manner prior to vesting except by will or the laws of descent and distribution. The transferee of any Restricted Stock will be subject to all restrictions, terms, and conditions applicable to the Restricted Stock.

Section 5. Termination of Employment. If the Grantee’s employment as Chief Executive Officer terminates prior to the Final Vesting Date, regardless of the circumstances of termination, all shares of Restricted Stock not vested as of the date of termination of employment as Chief Executive Officer will be forfeited.

Section 6. Shareholder Rights and Restrictions. Except with regard to the disposition or encumbrance of Restricted Stock, the Grantee will generally have all rights of a shareholder with respect to the Restricted Stock from the date of grant, including, without limitation, the right to receive dividends with respect to such Restricted Stock and the right to vote such Restricted Stock, subject to any restrictions in this Agreement or in the Plan.

Section 7. Dividends. All dividends payable on the Restricted Stock (whether or not vested) will be payable in cash.

Section 8. Taxes. The Grantee hereby agrees to pay to the Company any federal, state, or local taxes of any kind required by law to be withheld and remitted by the Company with respect to the Restricted Stock. The Grantee may satisfy such tax obligation, in whole or in part, by (i) electing to have the Company withhold a portion of the Restricted Stock otherwise to be delivered upon vesting of the Restricted Stock with a Fair Market Value equal to the amount of such taxes, or (ii) delivering to the Company other shares of common stock of the Company with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined. If the Grantee does not make such payment to the Company, the Company shall have the right to withhold from any payment of any kind otherwise due to the Grantee from the Company, any federal, state or local taxes of any kind required by law to be withheld with respect to the award or vesting of the Restricted Stock.

Section 10. Subject to the Plan. This Agreement is made and the Restricted Stock evidenced hereby are granted under and pursuant to, and they are expressly made subject to all of the terms and conditions of, the Plan, notwithstanding anything herein to the contrary. The Grantee hereby acknowledges receipt of a copy of the Plan and that the Grantee has read and understands the terms and conditions of the Plan.

Section 11. Securities Law Compliance.

(a) The Grantee agrees that the Company may impose such restrictions on the Restricted Stock as are deemed advisable by the Company, including, without limitation, restrictions relating to listing or trading requirements. The Grantee further agrees that certificates representing the Restricted Stock may bear such legends and statements as the Company shall deem appropriate or advisable to assure, among other things, compliance with applicable securities laws, rules, and regulations.

(b) The Grantee agrees that any Restricted Stock which the Grantee may acquire by virtue of this Agreement may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by the Grantee unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933, as amended, with respect to such Restricted Stock has become effective so as to permit the sale or other disposition of such Restricted Stock by the Grantee, or (ii) there is presented to the Company an opinion of counsel satisfactory to the Company to the effect that the sale or other proposed disposition of such Restricted Stock by the Grantee may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to such Restricted Stock under the Securities Act of 1933, as amended.

Section 12. Rights of the Grantee. The granting of the Restricted Stock shall in and of itself not confer any right of the Grantee to continue in the employ of the Company, any subsidiary or affiliate and shall not interfere in any way with the right of the Company, any subsidiary or affiliate to terminate the Grantee's employment at any time, subject to the terms of any employment agreement between the Company and the Grantee.

Section 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, except to the extent otherwise governed by Federal law.

Section 14 Right to Withhold Amounts Owed to the Company. The Company shall have the right to condition the vesting of any shares of Restricted Stock on the Grantee’s payment of all amounts then due and owing to the Company or any subsidiary or affiliate.

IN WITNESS WHEREOF, the parties have subscribed their names hereto.

“OSRS”

Attest:	OS RESTAURANT SERVICES, INC.,
a Delaware corporation

By: _____________________________________	By: _____________________________________
JOSEPH J. KADOW, Secretary	ROBERT S. MERRITT, Senior Vice President

“COMPANY”

Attest:	OUTBACK STEAKHOUSE, INC.
a Delaware corporation

By: _____________________________________	By: _____________________________________
JOSEPH J. KADOW, Secretary	ROBERT S. MERRITT, Senior Vice President

DATE OF GRANT: April 27, 2005

ACCEPTANCE OF AGREEMENT

The Grantee hereby:

(a) Acknowledges that he has received a copy of the Plan and a copy of the Company’s most recent Annual Report and other communications routinely distributed to the Company’s shareholders;

(b) Accepts this Agreement and the Restricted Stock granted to him/her under this Agreement subject to all provisions of the Plan and this Agreement;

(c) Represents and warrants to the Company that he is acquiring the Restricted Stock for his/her own account, for investment, and not with a view to or any present intention of selling or distributing the Restricted Stock either now or at any specific or determinable future time or period or upon the occurrence or nonoccurrence of any predetermined or reasonably foreseeable event; and

(d) Agrees that no transfer of the Restricted Stock will be made unless the Restricted Stock have been duly registered under all applicable Federal and state securities laws pursuant to a then effective registration which contemplates the proposed transfer or unless the Company has received the written opinion of, or satisfactory to, its legal counsel that the proposed transfer is exempt from such registration.

Grantee’s Signature:

__________________________________________
A. William Allen, III, SSN